UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	June 22, 2010
(Date of earliest event reported)	June 16, 2010

ONEOK PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-12202	93-1120873
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 16, 2010 (the “Effective Date”), we entered into a new commercial paper program (the “Program”) on a private placement basis under which we may issue from time to time unsecured commercial paper notes (the “Notes”) up to a maximum aggregate amount outstanding at any time of up to $1,000,000,000. The proceeds of the issuance of the Notes will be used for general partnership purposes. Amounts available under the Program may be reborrowed. Our revolving credit agreement, which expires in March 2012, is available to repay the Notes, if necessary.

The Program serves as an alternative source of funding but not as an increase to our overall debt. Citigroup Global Markets Inc., Banc of America Securities LLC and SunTrust Robinson Humphrey, Inc. each will act as a dealer under the Program (collectively the “Dealers”) pursuant to the terms and conditions of their respective Dealer Agreements (each, a “Dealer Agreement”). JPMorgan Chase Bank, National Association, will act as Issuing and Paying Agent under the Program.

The Program provides the terms under which the Dealers will either purchase from us or arrange for the sale by us of Notes pursuant to an exemption from federal and state securities laws. The Program contains customary representations, warranties, covenants and indemnification provisions. The maturities of the Notes will vary but may not exceed 270 days from the date of issue. The principal amount of outstanding Notes under the Program may not exceed $1,000,000,000. The Notes will be sold at a negotiated discount from par or will bear interest at a negotiated rate.

A copy of each Dealer Agreement is attached to this report as Exhibit 10.1, 10.2 and 10.3, respectively, and each is incorporated herein by reference as though it were fully set forth herein. The description above is a summary of the Program and is qualified in its entirety by the complete text of the Program itself as set forth in the Dealer Agreements.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information related to the $1,000,000,000 unsecured commercial paper program described under Item 1.01 above is hereby incorporated by reference under this Item 2.03.

Item 9.01	Financial Statements and Exhibits
Exhibits
10.1 Commercial Paper Dealer Agreement with Citigroup Global Markets, Inc. dated as of June 16, 2010.
10.2 Commercial Paper Dealer Agreement with Banc of America Securities LLC, dated as of June 16, 2010.
10.3 Commercial Paper Dealer Agreement with SunTrust Robinson Humphrey, Inc. dated as of June 16, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK Partners, L.P. By: ONEOK Partners GP, L.L.C., General Partner

Date:	June 22, 2010	By:	/s/ Curtis L. Dinan
Executive Vice President - Chief Financial Officer and Treasurer

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